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                                                                   Exhibit 10.48


                           BIO-KEY INTERNATIONAL, INC.
                            2004 STOCK INCENTIVE PLAN

1.       PURPOSE.

         The purpose of this 2004 Stock Incentive Plan (the "Plan") of BIO-key International, Inc., a Minnesota corporation (the "Company"), is to promote and closely align the interests of employees of the Company and its shareholders by providing employees with stock-based compensation and other performance-based compensation. The Plan is intended to strengthen the Company's ability to reward employee performance that enhances long-term shareholder value, increase employee stock ownership through performance-based compensation plans, and strengthen the Company's ability to attract and retain outstanding employees.

         Except where the context otherwise requires or as specifically provided herein, the term "Company" shall include any of the Company's present or future parent or subsidiary corporations as defined in Section 424 of the Internal Revenue Code of 1986, as amended, and any regulations promulgated thereunder (the "Code"), and any other business venture or affiliate in which the Company has a controlling interest.

2.       ADMINISTRATION.

         (a) ADMINISTRATION BY BOARD. The Plan will be administered by the board of directors of the Company (the "Board"). The Board will have full and final authority to operate, manage and administer the Plan on behalf of the Company. To the extent required for transactions under the Plan to qualify for the exemptions available under Rule 16b-3 promulgated under the Securities and Exchange Act of 1934, as amended (the "Exchange Act"), all actions relating to Awards (as defined in Section 4) to persons subject to Section 16 of the Exchange Act may be taken by the Board or a Committee composed of two or more members, each of whom is a "non-employee director" within the meaning of Rule 16b-3 under the Exchange Act. To the extent required for compensation realized from Awards under the Plan to be deductible by the Company pursuant to Section 162(m) of the Code ("Section 162(m)"), such Awards may be granted by the Board or a Committee composed of two or more members, each of whom is an "outside director" within the meaning of Section 162(m).

         (b) AUTHORITY OF BOARD. Except as provided in the Plan, the Board shall be authorized and empowered to take all actions necessary or desirable, in its sole discretion, in connection with the administration of the Plan, including, without limitation, the following:

             (1) to prescribe, amend and rescind rules and regulations relating to the Plan and any Awards and to define terms not otherwise defined herein;

             (2) to determine which persons are Participants, to which of such Participants, if any, Awards shall be granted hereunder, and the timing of any such Awards;

             (3) to grant Awards to Participants and determine the terms and conditions thereof, including the number of shares of Common Stock subject to Awards and the circumstances under which Awards become exercisable or vested or are forfeited or expire;

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             (4) to establish, verify the extent of satisfaction of, adjust, reduce or waive any performance goals or other conditions applicable to the grant, issuance, exercisability, vesting and/or ability to retain any Award;

             (5) to prescribe and amend the terms and conditions of the agreements or other documents evidencing Awards made under this Plan, which terms and conditions may differ among individual Awards and participants;

             (6) to interpret and construe this Plan, any rules and regulations under this Plan, and the terms and conditions of any Award granted hereunder, and to make exceptions to any such provisions in good faith and for the benefit of the Company; and

             (7) to make all other determinations deemed necessary or advisable for the administration of the Plan.

         All decisions and interpretations by the Board shall be made in the Board's sole discretion and shall be final, binding and conclusive on all persons having or claiming any interest in the Plan or in any Award. No member or former member of the Board acting pursuant to the authority delegated by the Board shall be liable for any action or determination made in good faith with respect to the Plan.

         (c) APPOINTMENT OF COMMITTEES. To the extent permitted by applicable law, the Board may delegate any or all of its powers under the Plan to one or more committees or subcommittees of the Board (a "Committee"). Action of a Committee may be taken by the vote of a majority of its members or by the written consent of a majority of its members. All decisions by a Committee shall be made in the Committee's sole discretion and shall be final, binding and conclusive on all persons having or claiming any interest in the Plan or in any Award. A Committee may allocate among its members and delegate to any director of the Company who is not a member of the Committee any of its administrative responsibilities. All references in the Plan to the "Board" shall mean the Board or one or more Committees to the extent the Board has delegated any of its powers or authority under the Plan to such Committee.

3.       INDIVIDUALS ELIGIBLE FOR AWARDS.

         Awards under the Plan may be made to the following individuals: (i) employees, officers or directors of the Company, (ii) consultants or advisors to the Company, and (iii) individuals who have entered into an agreement with the Company under which they will be employed by the Company in the future. Each individual who is eligible to participate in the Plan or has been granted an Award under the Plan shall be deemed a "Participant."

4.       AWARDS AVAILABLE UNDER THE PLAN.

         Awards may be made under the Plan in the form of: (i) options, (ii) stock appreciation rights, (iii) restricted stock, (iv) restricted stock units,
(v) unrestricted stock, and (vi) other equity-based or equity-related awards that the Board determines to be consistent with the purpose of the Plan and the interests of the Company (each award together with the written agreement containing the terms and conditions of the award, an "Award").


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5.       STOCK AVAILABLE FOR AWARDS.

         (a) NUMBER OF SHARES. Awards may be made under the Plan for up to 4,000,000 shares of common stock, $.01 par value per share, of the Company (the "Common Stock"). If: (i) any Award expires or is terminated, surrendered or canceled without having been fully exercised or is forfeited in whole or in part (including as the result of shares of Common Stock subject to such Award being repurchased by the Company at the original issuance price pursuant to a contractual repurchase right), (ii) any Award results in any Common Stock not being issued (including, without limitation, when an Award is settled for cash),
(iii) shares of Common Stock are surrendered or withheld from any Award to satisfy a Participant's income tax or other withholding obligation, or (iv) shares of Common Stock owned by a Participant are tendered to pay the exercise price of any Award granted under the Plan, then in each such case the shares of Common Stock covered by such forfeited, terminated or canceled Award or that are equal to the number of shares surrendered, withheld or tendered shall again become available for transfer pursuant to Awards granted or to be granted under the Plan, subject, however, in the case of Incentive Stock Options (as hereinafter defined), to any limitations under the Code. Shares issued under the Plan may consist in whole or in part of authorized but unissued shares or treasury shares.

         (b) LIMITATIONS ON AWARDS. In no event may any Participant be granted Awards with respect to more than 300,000 shares of Common Stock in any calendar year. The number of shares of Common Stock relating to an Award granted to a Participant in a calendar year that are subsequently forfeited, cancelled or otherwise terminated shall continue to count toward the foregoing limitation in such calendar year. In addition, if the exercise price of an Award is subsequently reduced, the transaction shall be deemed a cancellation of the original Award and the grant of a new Award so that both transactions shall count toward the maximum shares issuable in the calendar year to a Participant. Except as provided under the Plan and under the terms of any Award: (i) there shall be no limit on the number or the value of shares of Common Stock that may be subject to Awards to any individual under the Plan; and (ii) there shall be no limit on the amount of cash, securities (other than shares of Common Stock as provided herein) or other property that my be delivered pursuant to any Award. The limitations on Awards described in this Section 4(b) shall be construed and applied consistently with Section 162(m) of the Code ("Section 162(m)") to the extent any Awards are intended to qualify as "performance-based compensation" under Section 162(m).

         (c) SUBSTITUTE AWARDS. The Board may grant Awards in tandem with or in substitution for any other Award granted under this Plan or any award granted under any other plan of the Company. The Board may grant Awards under the Plan in substitution for stock and stock-based awards held by employees of another corporation who concurrently become employees of the Company as the result of a merger or consolidation of the employing corporation with the Company or the acquisition by the Company of property or stock of the employing corporation. The Board may direct that the substitute Awards be granted on such terms and conditions as the Board considers appropriate in the circumstances.


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6.       STOCK OPTIONS.

         (a) GENERAL. The Board may grant options to purchase Common Stock (each, an "Option") and determine the number of shares of Common Stock to be covered by each Option, the exercise price of each Option, and the conditions and limitations applicable to the exercise of each Option, including conditions relating to applicable federal or state securities laws, as it considers necessary or advisable. An Option that is not intended to be an Incentive Stock Option (as defined below) or that is intended to be an Incentive Stock Option but fails to so qualify, whether at the time of grant or thereafter, shall be designated a "Nonstatutory Stock Option".

         (b) INCENTIVE STOCK OPTIONS. An Option that the Board intends to be an "incentive stock option" as defined in Section 422 of the Code (an "Incentive Stock Option") shall only be granted to employees of the Company, any of the Company's present or future parent or subsidiary corporations as defined in Sections 424(e) or (f) of the Code and any other entities the employees of which are eligible to receive Incentive Stock Options under the Code, and shall be subject to and shall be construed consistently with the requirements of Section 422 of the Code. To the extent required for "incentive stock option" treatment under Section 422 of the Code, the aggregate fair market value as determined by, or in a manner approved by, the Board in good faith ("Fair Market Value"), determined as of the time of grant, of the shares of Common Stock with respect to which Incentive Stock Options granted under the Plan and any other plan of the Company become exercisable for the first time by a Participant during any calendar year shall not exceed $100,000. The Company shall have no liability to a Participant, or any other party, if an Option, or any part thereof, that is intended to be an Incentive Stock Option is not an Incentive Stock Option.

         (c) EXERCISE PRICE. The Board shall establish the exercise price of an Option at the time each Option is granted and specify it in the applicable Award; provided, however, that the exercise price shall be not less than 85% of the fair market value of the Common Stock, as determined by the Board, at the time the Option is granted; and provided further, that if the Option granted is an Incentive Stock Option, the exercise price shall be not less than 100% of the fair market value of the Common Stock, as determined by the Board, at the time the Incentive Stock Option is granted. If an employee owns or is deemed to own, by reason of the attribution rules applicable under Section 424(d) of the Code, more than ten percent (10%) of the combined voting power of all classes of stock of the Company and an Incentive Stock Option is granted to such employee, the exercise price shall be not less than 110% of the fair market value of the Common Stock, as determined by the Board, at the time the Option is granted.

         (d) DURATION. Each Option shall be exercisable at such times and subject to such terms and conditions as the Board may specify in the applicable Award; provided, however, that no Option will be granted for a term in excess of 10 years. If an employee owns or is deemed to own, by reason of the attribution rules applicable under Section 424(d) of the Code, more than ten percent (10%) of the combined voting power of all classes of stock of the Company and an Incentive Stock Option is granted to such employee, the term of such option shall be no more than five (5) years from the date of grant.

         (e) EXERCISABILITY; RIGHTS OF STOCKHOLDER. Options shall become vested and exercisable at such time or times, whether or not in installments, as shall be determined by the


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Board. In the alternative, the Board may specify that an Option shall become vested and exercisable upon the achievement of such performance goals, objectives and other conditions as it may establish at the time of grant. A Participant shall have the rights of a stockholder only as to shares of Common Stock acquired upon the exercise of a Option and not as to shares of Common Stock underlying unexercised Options.

         (f) RESTRICTIONS. The Board shall determine, with respect to each Option to be granted, the nature and extent of the restrictions, if any, to be imposed on the shares of Common Stock that may be purchased thereunder. Without limiting the generality of the foregoing, the Board may impose conditions restricting absolutely or conditionally the transferability of shares of Common Stock acquired through the exercise of Options for such periods, and subject to such conditions, including continued employment of the Participant by the Company, as the Board may determine.

         (g) METHOD OF EXERCISE. Options may be exercised in whole or in part by delivering written notice of exercise to the Company specifying the number of shares to be purchased and signed by the proper person, or by any other form of notice, including electronic notice, approved by the Board, together with payment in full of the aggregate exercise price for the number of shares for which the Option is exercised.

         (h) METHODS OF PAYMENT. Common Stock purchased upon the exercise of an Option granted under the Plan may be paid for as follows:

             (1) in cash or by check, payable to the order of the Company;

             (2) if the shares of Common Stock underlying the Option are registered under the Securities Act, except as the Board may, in its sole discretion, otherwise provide in an Award, by: (i) delivery of an irrevocable and unconditional undertaking by a creditworthy broker to deliver promptly to the Company sufficient funds to pay the exercise price and any required tax withholding, or (ii) delivery by the Participant to the Company of a copy of irrevocable and unconditional instructions to a creditworthy broker to deliver promptly to the Company the exercise price and any required tax withholding;

             (3) by delivery of such shares of Common Stock owned by the Participant valued at their Fair Market Value, provided (i) such method of payment is then permitted under applicable law, (ii) such shares of Common Stock were owned by the Participant at least six months prior to such delivery, and
(iii) such shares of Common Stock are not subject to any repurchase, forfeiture, unfulfilled vesting or other similar requirements or restrictions (any such shares satisfying all of the requirements set forth in subsections (i), (ii) and
(iii), "Mature Shares");

             (4) by reducing the number of shares of Common Stock otherwise issuable under the Option to the Participant upon the exercise of the Option by a number of shares of Common Stock having a Fair Market Value equal to such aggregated exercise price; provided, however, that such method of payment is then permitted under applicable law;

             (5) to the extent permitted by applicable law and by the Board, in its sole discretion, by: (i) delivery of a promissory note of the Participant to the Company on terms


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determined by the Board, or (ii) payment of such other lawful consideration as the Board may determine; or

             (6) by any combination of the above permitted forms of payment.

         The delivery of certificates representing the shares of Common Stock to be purchased pursuant to the exercise of an Option will be contingent upon receipt from the Participant (or a purchaser acting in his stead in accordance with the provisions of the Option) by the Company of the full purchase price for the shares and the fulfillment of any other requirements contained in the Option or imposed by applicable law.

7.       STOCK APPRECIATION RIGHTS.

         (a) GENERAL. The Board may grant Awards entitling the holder on exercise thereof to acquire: (i) a number of shares of Common Stock, (ii) an equivalent amount of cash, or (iii) a combination of Common Stock and cash, as determined by the Board in its sole discretion, determined in whole or in part by reference to the appreciation, from and after the date of grant, in the Fair Market Value of a share of Common Stock (each, a "SAR"), with such rights and subject to such restrictions and conditions as the Board may determine at the time of grant.

         (b) EXERCISE PRICE. The Board shall establish the exercise price at the time each SAR is granted and specify it in the applicable Award; provided, however, that the exercise price shall be not less than 85% of the fair market value of the Common Stock, as determined by the Board, at the time the SAR is granted.

         (c) CALCULATION OF APPRECIATION. Upon exercise, the Participant shall receive a number of shares of Common Stock, an amount of cash, or a combination of Common Stock and cash, having an aggregate Fair Market Value equal to the product of: (i) the sum of: (x) the Fair Market Value of a share of Common Stock on the date of the Participant's request, less (y) the exercise price per share of Common Stock specified in such SAR, multiplied by (ii) the number of shares of Common Stock for which such SAR shall be exercised.

         (d) EXERCISABILITY; RIGHTS OF STOCKHOLDER. SARs shall become vested and exercisable at such time or times, whether or not in installments, as shall be determined by the Board. In the alternative, the Board may specify that a SAR shall become vested and exercisable upon the achievement of such performance goals, objectives and other conditions as it may establish at the time of grant. A Participant shall have the rights of a stockholder only as to shares of Common Stock acquired upon the exercise of a SAR and not as to shares of Common Stock underlying unexercised SARs.

         (e) RESTRICTIONS. The Board shall determine, with respect to each SAR to be granted, the nature and extent of the restrictions, if any, to be imposed on any shares of Common Stock that may be purchased thereunder. Without limiting the generality of the foregoing, the Board may impose conditions restricting absolutely or conditionally the transferability of shares of Common Stock acquired through the exercise of SARs for such periods, and subject to such conditions, including continued employment of the Participant by the Company, as the Board may determine.


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         (f) METHOD OF EXERCISE. SARs may be exercised in whole or in part by delivering written notice of exercise to the Company specifying the number of shares to be purchased and signed by the proper person, or by any other form of notice, including electronic notice, approved by the Board.

8.       RESTRICTED STOCK.

         (a) GENERAL. The Board may grant Awards entitling recipients to acquire, for such purchase price, if any, as may be determined by the Board, shares of Common Stock ("Restricted Stock") with such rights and subject to such restrictions and conditions as the Board may determine at the time of grant.

         (b) ACCEPTANCE OF AWARD. A Participant who is granted Restricted Stock shall have no rights with respect to such Award unless the Participant shall have accepted the Award within 60 days (or such shorter date as the Board may specify) following the date of the Award by making payment to the Company of the specified purchase price, if any, of the shares covered by the Award and by executing and delivering to the Company a written instrument that sets forth the terms and conditions applicable to the Restricted Stock in such form as the Board shall determine.

         (c) VESTING OF RESTRICTED STOCK. Shares of Restricted Stock shall become vested and exercisable at such time or times, whether or not in installments, as shall be determined by the Board. In the alternative, the Board may specify that the shares of Restricted Stock shall become vested and exercisable upon the achievement of such performance goals, objectives and other conditions as it may establish at the time of grant. Subsequent to such date or dates and/or the attainment of such pre-established performance goals, objectives and other conditions, the shares on which all restrictions have lapsed shall no longer be Restricted Stock and shall be deemed "vested."

         (d) RIGHTS AS A STOCKHOLDER. Upon complying with the provisions of this
Section 8, a Participant shall have all the rights of a stockholder with respect to the Restricted Stock, including voting and dividend rights, subject to non-transferability restrictions and Company repurchase or forfeiture rights described in the Plan and subject to such other conditions contained in the Award. Unless the Board shall otherwise determine, certificates evidencing shares of Restricted Stock shall remain in the possession of the Company until such shares are vested as provided in Section 8(c) below.

         (e) RESTRICTIONS. In the event of termination of employment by the Company for any reason, including death, Disability, Retirement and for Cause, the Company shall have the right, at the discretion of the Board, to repurchase shares of Restricted Stock that have not then vested at their purchase price, or to require forfeiture of such shares to the Company if acquired at no cost, from the Participant or the Participant's legal representative or legatee. Unless otherwise specified in the Award, the company must exercise such right of repurchase or forfeiture within 90 days following such termination of employment.


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         (f) WAIVER, DEFERRAL AND REINVESTMENT OF DIVIDENDS. The written instrument evidencing the Award may require or permit the immediate payment, waiver, deferral or investment of dividends paid on the Restricted Stock.

9.       RESTRICTED UNITS.

         (a) GENERAL. The Board may grant Awards entitling recipients to acquire in the future: (i) shares of Common Stock, (ii) an equivalent amount of cash, or
(iii) a combination of shares of Common Stock and cash, as determined by the Board in its sole discretion, with such rights and subject to such restrictions and conditions as the Board may determine at the time of grant, (each, a "Restricted Unit"; together with Restricted Stock, a "Restricted Award").

         (b) VESTING OF RESTRICTED UNITS. Restricted Units shall become vested and exercisable at such time or times, whether or not in installments, as shall be determined by the Board. In the alternative, the Board may specify that a Restricted Unit shall become vested and exercisable upon the achievement of such performance goals, objectives and other conditions as it may establish at the time of grant.

         (c) NO RIGHTS AS STOCKHOLDER. A Participant holding Restricted Units shall not have the rights of a stockholder with respect to the shares of Common Stock, if any, issuable under such Restricted Units, unless and until such shares are issued to the Participant pursuant to the provisions of the Restricted Units and this Plan.

10.      UNRESTRICTED STOCK.

         The Board may grant Awards entitling recipients to acquire, for such purchase price, if any, as may be determined by the Board, shares of Common Stock free of any vesting restrictions or conditions under the Plan ("Unrestricted Stock") at a purchase price determined by the Board if such shares of Common Stock are registered under the Securities Act. Shares of Unrestricted Stock may be granted or sold in respect of past services or other valid consideration.

11.      OTHER STOCK-BASED AWARDS.

         The Board may grant other types of equity-based or equity-related Awards in such amounts and subject to such terms and conditions as the Board may determine. Such Awards may entail the transfer of actual shares of Common Stock to Participants or payment in cash or otherwise of amounts based on the value of shares of Common Stock, and may include, without limitation, Awards designed to comply with or take advantage of the applicable local laws of jurisdictions other than the United States.

12.      ADJUSTMENTS FOR CHANGES IN COMMON STOCK AND CERTAIN OTHER EVENTS.

         (a) CHANGES IN CAPITALIZATION. In the event of any stock split, reverse stock split, stock dividend, recapitalization, combination of shares, reclassification of shares, spin-off or other similar change in capitalization or event, or any distribution to holders of shares of Common Stock other than an ordinary cash dividend: (i) the number and class of securities available under this Plan, (ii) the limitations on Awards set forth in Section 5(b), (iii) the number and class of securities and exercise price per share subject to each Option then outstanding,


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(iv) the repurchase price per share of Common Stock subject to each Restricted
Award then outstanding, and (v) the terms of each other stock-based Award then outstanding, shall be adjusted appropriately by the Company, or substituted Awards may be made, if applicable, to the extent the Board shall determine, in good faith, that such an adjustment or substitution is necessary or appropriate. Any adjustment under this Section 12(a) shall become effective at the close of business on the date the subdivision or combination becomes effective, or as of the record date of such dividend, or in the event that no record date is fixed, upon the making of such dividend. If this Section 12(a) applies and Section 12(c) also applies to any event, Section 12(c) shall be applicable to such event, and this Section 12(a) shall not be applicable.

         (b) LIQUIDATION OR DISSOLUTION. In the event the shareholders of the Company approve a plan of complete liquidation or dissolution of the Company or an agreement for the sale or disposition by the Company of all or substantially all of the Company's assets, the Board shall provide that: (i) except to the extent specifically provided to the contrary in any Award, all then unexercised Options and SARs outstanding will: (A) become exercisable in full as of a specified time at least 10 business days prior to the effective date of such liquidation, dissolution, sale or disposition, and (B) terminate effective upon such liquidation, dissolution, sale or disposition, except to the extent exercised before such effective date, and (ii) except to the extent specifically provided to any Restricted Award, all restrictions and conditions on all Restricted Awards then outstanding shall automatically be deemed terminated or satisfied.

         (c) REORGANIZATION AND CHANGE IN CONTROL EVENTS.

             (1) DEFINITIONS.

                 (a) A "Reorganization Event" shall mean:

                          (i) any merger or consolidation of the Company with or
             into another entity as a result of which all of the outstanding shares of Common Stock are converted into or exchanged for the right to receive cash, securities or other property; or

                          (ii) any exchange of all of the outstanding shares of
             Common Stock for cash, securities or other property pursuant to a share exchange transaction.

                 (b) A "Change in Control Event" shall mean:

                          (i) the acquisition by an individual, entity or group
             within the meaning of Section 13(d)(3) or 14(d)(2) of the Exchange Act (each, a "Person") of beneficial ownership of any capital stock of the Company if, after such acquisition, such Person beneficially owns (within the meaning of Rule 13d-3 promulgated under the Exchange Act) 30% or more of either (x) the then-outstanding shares of common stock of the Company (the "Outstanding Common Stock") or
             (y) the combined voting power of the then-outstanding securities of the Company entitled to vote generally in the election of directors (the "Outstanding Voting Securities"); provided, however, that for purposes of this subsection (i), the following acquisitions shall not constitute a Change in Control Event: (A) any acquisition directly from the Company (excluding an acquisition pursuant to the exercise, conversion or exchange of any security exercisable for, convertible into or exchangeable for common stock or voting securities of the Company, unless the


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             Person exercising, converting or exchanging such security acquired such security directly from the Company or an underwriter or agent of the Company), (B) any acquisition by any employee benefit plan or related trust sponsored or maintained by the Company or any corporation controlled by the Company, or (C) any acquisition by any corporation pursuant to a Business Combination (as defined in Section 12(c)(1)(b)(iii) below) that complies with clauses (x) and
             (y) of subsection (iii) of this definition;

                          (ii) an event that results in the Continuing Directors
             (as defined below) not constituting a majority of the Board (or, if applicable, the board of directors of a successor corporation to the Company). "Continuing Director" means, at any date, a member of the Board: (x) who was a member of the Board on the date of the initial adoption of this Plan by the Board, or (y) who was nominated or elected subsequent to such date by at least a majority of the directors who were Continuing Directors at the time of such nomination or election or whose election to the Board was recommended or endorsed by at least a majority of the directors who were Continuing Directors at the time of such nomination or election; provided, however, that there shall be excluded from this clause (y) any individual whose initial assumption of office occurred as a result of an actual or threatened election contest with respect to the election or removal of directors or other actual or threatened solicitation of proxies or consents, by or on behalf of a person other than the Board; or

                          (iii) the consummation of a merger, consolidation,
             reorganization, recapitalization or share exchange involving the Company or a sale or other disposition of all or substantially all of the assets of the Company (a "Business Combination"), unless, immediately following such Business Combination, each of the following two conditions is satisfied: (x) all or substantially all of the individuals and entities who were the beneficial owners of the Outstanding Common Stock and Outstanding Voting Securities immediately prior to such Business Combination beneficially own, directly or indirectly, more than 50% of the then-outstanding shares of common stock and the combined voting power of the then-outstanding securities entitled to vote generally in the election of directors, respectively, of the resulting or acquiring corporation in such Business Combination, which shall include, without limitation, a corporation that as a result of such transaction owns the Company or all or substantially all of the Company's assets either directly or through one or more subsidiaries (such resulting or acquiring corporation is referred to herein as the "Acquiring Corporation") in substantially the same proportions as their ownership of the Outstanding Common Stock and Outstanding Voting Securities, respectively, immediately prior to such Business Combination, and (y) no Person (excluding the Acquiring Corporation or any employee benefit plan or related trust maintained or sponsored by the Company or by the Acquiring Corporation) beneficially owns, directly or indirectly, 30% or more of the then-outstanding shares of common stock of the Acquiring Corporation, or of the combined voting power of the then-outstanding securities of such corporation entitled to vote generally in the election of directors (except to the extent that such ownership existed prior to the Business Combination).


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             (2) EFFECT ON OPTIONS AND SARS.

                          (a) REORGANIZATION EVENT. Upon the occurrence of a
             Reorganization Event (regardless of whether such event also constitutes a Change in Control Event), or the execution by the Company of any agreement with respect to a Reorganization Event (regardless of whether such event will result in a Change in Control Event), the Board shall provide that all outstanding Options and SARs shall be assumed, or equivalent options shall be substituted, by the acquiring or succeeding corporation (or an affiliate thereof); provided, however, that if such Reorganization Event also constitutes a Change in Control Event, except to the extent specifically provided to the contrary in the instrument evidencing any Option or SAR or any other agreement between a Participant and the Company, such assumed or substituted options shall be immediately exercisable in full upon the occurrence of such Reorganization Event. For purposes hereof, an Option or SAR shall be considered to be assumed if, following consummation of the Reorganization Event, the Option or SAR confers the right to purchase, for each share of Common Stock subject to the Option or SAR immediately prior to the consummation of the Reorganization Event, the consideration (whether cash, securities or other property) received as a result of the Reorganization Event by holders of Common Stock for each share of Common Stock held immediately prior to the consummation of the Reorganization Event (and if holders were offered a choice of consideration, the type of consideration chosen by the holders of a majority of the outstanding shares of Common Stock); provided, however, that if the consideration received as a result of the Reorganization Event is not solely common stock of the acquiring or succeeding corporation (or an affiliate thereof), the Company may, with the consent of the acquiring or succeeding corporation (or an affiliate thereof), provide for the consideration to be received upon the exercise of Options and SARs to consist solely of common stock of the acquiring or succeeding corporation (or an affiliate thereof) equivalent in fair market value to the per share consideration received by holders of outstanding shares of Common Stock as a result of the Reorganization Event.

                          Notwithstanding the foregoing, if the acquiring or
             succeeding corporation (or an affiliate thereof) does not agree to assume, or substitute for, such Options and SARs, then the Board shall, upon written notice to the Participants, provide that all then unexercised Options and SARs will become exercisable in full as of a specified time prior to the Reorganization Event and will terminate immediately prior to the consummation of such Reorganization Event, except to the extent exercised by the Participants before the consummation of such Reorganization Event; provided, however, that in the event of a Reorganization Event under the terms of which holders of Common Stock will receive upon consummation thereof a cash payment for each share of Common Stock surrendered pursuant to such Reorganization Event (the "Acquisition Price"), then the Board may instead provide that all outstanding Options and SARs shall terminate upon consummation of such Reorganization Event and that each Participant shall receive, in exchange therefor, a cash payment equal to the amount (if any) by which: (A) the Acquisition Price multiplied by the number of shares of Common Stock subject to such outstanding Options and SARs (whether or not then exercisable), exceeds (B) the aggregate exercise price of such Options. To the extent all or any portion of an Option or SAR becomes exercisable solely as a result of the first sentence of this paragraph, upon exercise of such Option or SAR the Participant shall receive shares subject to a right of repurchase by the Company or its successor at the exercise price of the Option or SAR. Such repurchase right: (X) shall lapse at the same rate as the Option or SAR would have become exercisable under its terms, and (Y) shall not apply to any shares subject to the Option or SAR that was exercisable under its terms without regard to the first sentence of this paragraph.

                          (b) CHANGE IN CONTROL EVENT THAT IS NOT A
             REORGANIZATION EVENT. Upon the occurrence of a Change in Control Event that does not also constitute a Reorganization Event, except to the extent specifically provided to the contrary in any Option or SAR Award, all Options and SARs then outstanding shall automatically become immediately exercisable in full.

         (3) EFFECT ON RESTRICTED AWARDS AND AWARDS OF UNRESTRICTED STOCK.

                          (a) REORGANIZATION EVENT THAT IS NOT A CHANGE IN
             CONTROL EVENT. Upon the occurrence of a Reorganization Event that is not a Change in Control Event, the repurchase and other rights of the Company under each outstanding Restricted Award shall inure to the benefit of the Company's successor and shall apply to the cash, securities or other property that the Common Stock was converted into or exchanged for pursuant to such Reorganization Event in the same manner and to the same extent as they applied to the Common Stock subject to such Restricted Award.

                          (b) CHANGE IN CONTROL EVENT. Upon the occurrence of a
             Change in Control Event (regardless of whether such event also constitutes a Reorganization Event), except to the extent specifically provided to the contrary in the Restricted Award, all restrictions and conditions on all Restricted Awards then outstanding shall automatically be deemed terminated or satisfied.

         (d) NOTICE OF ADJUSTMENT. When any adjustment is required to be made in under this Section 12, the Company shall promptly notify the Participant of such event and of the number of shares of Common Stock or other securities or property thereafter owned or that may be acquired under an Award.

         (e) NO IMPAIRMENT. The Company and the Participant will not, by any voluntary action, avoid or seek to avoid the observance or performance of any of the terms to be observed or performed hereunder by the Company or the Participant, respectively, but will at all times in good faith assist in the carrying out of all the provisions of this Section 12 and in the taking of all such action as may be necessary or appropriate in order to protect the rights or the Company and the Participant against impairment

13.      TERMINATION OF AWARDS.

         (a) TERMINATION BY DEATH. If any Participant's employment by, or other relationship with, the Company terminates by reason of death: (i) any Options or SARs then owned by such Participant may thereafter be exercised, to the extent exercisable at the date of death by the legal representative or legatee of the Participant, until the earlier of the date that is one year (or such longer period as the Board shall specify at any time) after the date of death or until the date of expiration of the stated term of the Options or SARs, if earlier, and (ii) any restrictions and conditions on any Restricted Awards then owned by the Participant shall automatically be deemed terminated or satisfied on the date of death, and the legal representative or legatee of the Participant shall have the right to acquire any shares of Common Stock underlying the Restricted Awards until the earlier of the date that is one year (or such longer period as the Board shall specify at any time) after the date of death or until the expiration of the stated term of the Restricted Award.

         (b) TERMINATION BY REASON OF DISABILITY OR RETIREMENT.

             (1) If a Participant's employment by, or other relationship with, the Company terminates by reason of disability as set forth in Section 22(e)(3) of the Code ("Disability"): (i) any Options or SARs then owned by such Participant may thereafter be exercised, to the extent they were exercisable at the time of such termination of employment, until the earlier of the date that is one year (or such longer period as the Board shall specify at any time) after the date of such termination of employment or the date of expiration of the stated term of the Options or SARs, and (ii) any restrictions and conditions on any Restricted Awards then owned by the Participant shall automatically be deemed terminated or satisfied on the date of such termination of employment, and the legal representative or guardian of the Participant shall have the right to acquire any shares of Common Stock underlying the Restricted Awards until the earlier of the date that is one year (or such longer period as the Board shall specify at any time) after the date of such termination of employment or the date of expiration of the stated term of the Restricted Award.

             (2) If a Participant retires in good standing from active employment or service with the Company in accordance with the retirement policies of the Company then in effect ("Retirement"), (i) any Options and SARs then held by the Participant may thereafter be exercised, to the extent they were exercisable at the time of such termination, until the earlier of the date that is three months (or such longer period as the Board shall specify at any time) after the date of such Retirement or until the date of expiration of the stated term of the Options or SARs, and (ii) any restrictions and conditions on any Restricted Awards then owned by the Participant shall automatically be deemed terminated or satisfied on the date of such Retirement and the Participant shall have the right to acquire any shares of Common Stock underlying the Restricted Awards until the earlier of the date that is three months (or such longer period as the Board shall specify at any time) after the date of such Retirement or the date of expiration of the stated term of the Restricted Award.

             (3) The Board shall have sole authority and discretion to determine whether a Participant's employment or services has been terminated by reason of Disability or Retirement.

         (c) TERMINATION FOR CAUSE. If a Participant's employment by, or other relationship with, the Company terminates for "Cause," any Options, SARs and Restricted Awards held by such Participant shall immediately terminate and be of no further force and effect; provided, however, that the Board may, in its sole discretion, provide that any such Options and SARs may be exercised until the earlier of the date that is three months after the date of such termination of employment or the date of expiration of the stated term of the Options or SARs.

         "Cause" shall have the meaning ascribed to such term in any employment, consulting, advisory or other agreement between the applicable Participant and the Company; provided, however, that if no such agreement exists or, if such agreement exists but no such term is provided or defined therein, "Cause" shall mean a determination by the Company (including the Board) that the Participant's employment or other relationship with the Company should be terminated as a result of: (i) a material breach by the Participant of any agreement to which the Participant and the Company are parties, (ii) any act, other than Retirement, or omission to act by the Participant that may have a material and adverse effect on the business of the Company or on the Participant's ability to perform services for the Company, including, without limitation, the proven or admitted commission of any crime (other than an ordinary traffic violation), or (iii) any material misconduct or material neglect of duties by the Participant in connection with the business or affairs of the Company.

         (d) OTHER TERMINATION. Except as provided under the Plan or under the terms of any Award, if a Participant's employment by, or other relationship with, the Company terminates for any reason other than death, Disability, Retirement or for Cause: (i) any Options and SARs held by such Participant may thereafter be exercised, to the extent they are exercisable on the date of termination of employment, until the earlier of the date that is 90 days (or such longer period as the Board shall specify at any time) after the date of such termination of employment or the date of expiration of the stated term of the Options and SARs, and (ii) any restrictions and conditions on any Restricted Awards then owned by the Participant shall automatically be deemed terminated or satisfied on the date of such Retirement and the Participant shall have the right to acquire any shares of Common Stock underlying the Restricted Awards until the earlier of the date that is 90 days (or such longer period as the Board shall specify at any time) after the date of such termination of employment or the date of expiration of the stated term of the Restricted Award.

         (e) TRANSFER AND LEAVE OF ABSENCE. For purposes of the Plan, the following events shall not be deemed a termination of employment: (i) a transfer of employment between any of the Company, a parent, a subsidiary or any other affiliate of the Company, and (ii) an approved leave of absence for military service or sickness, or for any other purpose approved by the Board, if the employee's right to re-employment is guaranteed by a statute, by contract or under the policy pursuant to which the leave of absence was granted, or if the Board otherwise so provides in writing.

14.      WITHHOLDING.

         (a) PAYMENT BY PARTICIPANT. Each Participant shall pay to the Company, or make arrangements satisfactory to the Board regarding payment of, any federal, state, local and/or payroll taxes of any kind required by law to be withheld with respect to such income. The Company may, to the extent permitted by law, deduct any such taxes from any payment of any kind otherwise due to a Participant whether or not pursuant to the Plan.

         (b) PAYMENT IN SHARES. A Participant may elect, with the consent of the Board, to have such tax withholding obligation satisfied, in whole or in part, by (i) authorizing the Company to withhold from shares of Common Stock to be issued pursuant to an Award a number of shares of Common Stock having an aggregate Fair Market Value that would satisfy the minimum withholding amount due with respect to such Award, or (ii) delivering to the Company a number of Mature Shares with an aggregate Fair Market Value that would satisfy the minimum withholding amount due. The Company may require that any fractional share amount be settled in cash. For the purposes of this Section 14(b), Fair Market Value shall be determined as of the date on which the amount of tax to be withheld is determined.

         (c) NOTICE OF DISQUALIFYING DISPOSITION. If any Participant shall make any disposition of shares of Common Stock delivered pursuant to the exercise of an Incentive Stock Option under the circumstances described in Section 421(b) of the Code (relating to certain disqualifying dispositions), such Participant shall notify the Company of such disposition within 10 days thereof.

15. STATUS OF PARTICIPANT. With respect to the portion of any Award that has not been exercised and any payments in cash, shares of Common Stock or other consideration not received by a Participant, a Participant shall have no rights greater than those of a general unsecured creditor of the Company unless the Board shall otherwise expressly determine in connection with an Award. The Board may, in its sole discretion, authorize the creation of trusts or other arrangements to meet the Company's obligations to deliver shares of Common Stock or make payments with respect to Awards hereunder, provided that the existence of such trusts or other arrangements is consistent with the provision of the preceding sentence.

16.      GENERAL PROVISIONS APPLICABLE TO AWARDS.

         (a) TRANSFERABILITY OF AWARDS. Except as the Board may otherwise determine or provide in an Award or as otherwise provided in the Plan, no Award or any right or obligation thereunder may be sold, exchanged, transferred, assigned, pledged, hypothecated or otherwise encumbered or disposed of, whether voluntarily or involuntarily, by the person to whom they are granted, except by will or the laws of descent and distribution. Awards shall be exercisable only during the life of the Participant to whom an Award was granted and only by the Participant or the Participant's legal representative. References to a Participant, to the extent relevant in the context, shall include references to authorized transferees. Notwithstanding the immediately proceeding three (3) sentences, the Board may permit a Participant to transfer any Award to any person or entity that the Board so determines under such terms and conditions that it deems appropriate in its sole discretion. Any assignment in violation of the provisions of this Section 16(a) shall be void. All of the terms and conditions of this Plan and any Awards shall be binding upon any such permitted successors and assigns of the Participant.

         (b) AGREEMENTS EVIDENCING AWARDS. Each Award granted under the Plan shall be evidenced by a written document that shall contain such provisions and conditions as the Board deems appropriate. By accepting an Award pursuant to the Plan, a Participant thereby agrees that the Award shall be subject to all of the terms and provisions of the Plan and the applicable Award.

         (c) NON-UNIFORM DETERMINATIONS. Except as otherwise provided by the Plan, each Award may be made alone or in addition to or in relation to any other Award. The terms of each Award need not be identical, and the Board need not treat Participants uniformly, regardless of whether such persons are similarly situated. Without limiting the generality of the foregoing, the Board shall be entitled, among other things, to make non-uniform and selective determinations when issuing Awards, and to grant non-uniform and selective Awards as to: (i) the persons to receive Awards, (ii) the terms and provisions of Awards, and
(iii) whether a Participant's employment has been terminated for purposes of the Plan.

         (d) ACCELERATION. The Board may at any time provide that any Award shall become immediately exercisable in full or in part, free of some or all restrictions or conditions, or otherwise realizable in full or in part, as the case may be.

         (e) DELIVERY OF SHARES. The Company will not be obligated to deliver any shares of Common Stock pursuant to the Plan or to remove restrictions from shares previously delivered under the Plan until: (i) all conditions of the Award have been met or removed to the satisfaction of the Company, (ii) in the opinion of the Company's counsel, all other legal matters in connection with the issuance and delivery of such shares have been satisfied, including any applicable securities laws and any applicable stock exchange or stock market rules and regulations, and (iii) the Participant has executed and delivered to the Company such representations or agreements as the Company may consider appropriate to satisfy the requirements of any applicable laws, rules or regulations. The Board may, at any time, provide that, at the time any shares of Common Stock would otherwise be delivered pursuant to an Award, the Participant shall instead receive an instrument evidencing the right to future delivery of shares of Common Stock at such time or times, and on such conditions, as the Board shall specify. The Board may at any time accelerate the time at which delivery of all or any part of the shares of Common Stock shall take place.

         (f) STOCK CERTIFICATES. Any stock certificates issued in respect of a Restricted Stock Award shall be registered in the name of the Participant and, unless otherwise determined by the Board, deposited by the Participant, together with a stock power endorsed in blank, with the Company or the Company's designee. At the expiration of the applicable restriction periods, the Company or such designee shall deliver the certificates no longer subject to such restrictions to the Participant or if the Participant has died, to the Participant's legal representative or legatee. Delivery of stock certificates to Participants under this Plan shall be deemed effected for all purposes when the Company or a stock transfer agent of the Company shall have delivered such certificates in the United States mail, addressed to the Participant, at the Participant's last known address on file with the Company.

17.      MISCELLANEOUS

         (a) NO RIGHT TO EMPLOYMENT OR OTHER STATUS. No person shall have any claim or right to be granted an Award. The adoption of the Plan and grant of an Award shall not be construed as giving a Participant the right to continued employment or any other relationship with the Company. The Company expressly reserves the right at any time to dismiss or otherwise terminate its relationship with a Participant free from any liability or claim under the Plan or any Award.

         (b) NATURE OF PAYMENTS. Any and all grants of Awards and deliveries of shares of Common Stock, cash, securities or other property under the Plan shall be in consideration of services performed or to be performed for the Company by the Participant. Awards under the Plan may, in the discretion of the Board, be made in substitution in whole or in part for cash or other compensation otherwise payable to a Participant. All such grants and deliveries shall constitute a special discretionary incentive payment to the Participant and shall not be required to be taken into account in computing the amount of salary or compensation of the Participant for the purpose of determining any contributions to or any benefits under any pension, retirement, profit-sharing, bonus, life insurance, severance or other benefit plan of the Company or under any agreement with the Participant, unless the Company specifically provides otherwise.

         (c) NO RIGHTS AS STOCKHOLDER. Subject to the provisions of the applicable Award, no Participant or Designated Beneficiary shall have any rights as a stockholder with respect to any shares of Common Stock to be distributed with respect to an Award until delivery of the shares to the Participant or the Participant's legal representative or legatee. In the event the Company effects a split of the shares of Common Stock by means of a stock dividend and the exercise price of and the number of shares subject to an Option are adjusted as of the date of the distribution of the dividend (rather than as of the record date for such dividend), a Participant who exercises an Option between the record date and the distribution date for such stock dividend shall be entitled to receive, on the distribution date, the stock dividend with respect to the shares of Common Stock acquired upon such Option exercise, notwithstanding the fact that such shares were not outstanding as of the close of business on the record date for such stock dividend.

         (d) EFFECTIVE DATE OF PLAN. The Plan shall become effective on the date on which it is adopted by the Board; provided, however, that: (i) no Award granted to a Participant shall become effective until any shareholder approval of the Company to issue the underlying securities necessary under applicable legal, regulatory or listing requirements shall be obtained, and (ii) no Award granted to a Participant that is intended to comply with Section 162(m) shall become exercisable, vested or realizable, as applicable to such Award, unless and until the Plan has been approved by the Company's stockholders to the extent stockholder approval is required by Section 162(m) in the manner required under
Section 162(m).

         (e) ENTIRE AGREEMENT. This Plan and any Award contain the entire agreement between the parties with respect to the subject matter hereof and supercede all prior agreements and understandings, both written and oral, between the parties with respect to the subject matter hereof, and no party shall be liable or bound to any other party in any manner by any warranties, representations, guarantees or covenants except as specifically set forth in the Plan and any Award. Nothing in this Agreement, express or implied, is intended to confer upon any party other than the parties hereto or their respective successors and assigns any rights, remedies, obligations or liabilities under or by reason of this Agreement, except as expressly provided in this Agreement.

         (f) AMENDMENT OF PLAN OR AWARD. The Board may at any time amend or discontinue the Plan and amend or cancel any outstanding Award, including in any manner that adversely affects the rights, duties or obligations of any Participant, and including but not limited to, substituting therefor another Award of the same or a different type, changing the date of exercise or realization, converting an Incentive Stock Option to a Nonstatutory Stock Option, and converting an Option into a SAR, for the purpose of satisfying changes in law or for any other lawful purpose. Unless otherwise determined by the Board, shareholder approval of any suspension, discontinuance, revision or amendment shall be obtained only to the extend necessary to comply with any applicable law, rule or regulation. To the extent required by Section 162(m), no Award granted to a Participant that is intended to comply with Section 162(m) after the date of such amendment shall become exercisable, realizable or vested, as applicable to such Award, unless and until such amendment shall have been approved by the

Company's stockholders if required by Section 162(m) (including the vote required under Section 162(m)). No Award shall be made that is conditioned upon stockholder approval of any amendment to the Plan.

         (g) SEVERABILITY. If any provision of the Plan or any Award or the application thereof to any person or circumstance is held to be invalid or unenforceable to any extent, the remainder of the Plan or any Award shall remain in full force and effect and shall be reformed to render the Agreement valid and enforceable while reflecting to the greatest extent permissible the intent of the parties.

         (h) SUCCESSORS AND ASSIGNS. The terms and conditions of the Plan and any Award shall be binding upon and inure to the benefit of the Company and its successors and assigns.

         (i) TERMINATION OF PLAN. The Plan shall terminate upon the tenth anniversary of its effective date. The Board may terminate the Plan at any time prior to such date. No Award may be granted under the Plan after the Plan has been terminated. No Award granted while this Plan is in effect shall be altered or impaired by termination of the Plan, except upon the consent of the holder of such Award. The power of the Board to construe and interpret this Plan and the Awards granted prior to the termination of the Plan shall continue after such termination.

         (j) OTHER COMPENSATORY ARRANGEMENTS. Neither the adoption of the Plan by the Board nor the submission of the Plan to the shareholders of the Company for approval shall be construed as creating any limitations on the power of the Board to adopt such other incentive arrangements as it may deem desirable, and such arrangements may be either generally applicable or applicable only in specific cases.

         (k) CONSENTS AND LEGAL REQUIREMENTS. If the Board shall at any time determine that any Consent (as defined below) is necessary or desirable as a condition of, or in connection with, the granting of any Award, the delivery of shares of Common Stock, or the delivery of any cash, securities or other property under the Plan, or the taking of any other action thereunder (each such action being hereinafter referred to as a "Plan Action"), then such Plan Action shall not be taken, in whole or in part, unless and until such Consent shall have been effected or obtained to the full satisfaction of the Board. The Board may require each person acquiring shares of Common Stock pursuant to an Award to represent to and agree with the Company in writing that such person is acquiring the shares for investment purposes only and without a view to distribution thereof. The Board may also direct that any certificate evidencing shares delivered pursuant to the Plan shall bear a legend setting forth such restrictions on transferability as the Board may determine to be necessary or desirable, and may advise the transfer agent to place a stop order against any legended shares.

         "Consent" as use herein with respect to any Plan Action includes (i) any and all listings, registrations or qualifications in respect thereof upon any securities exchange or under any federal, state or local law, or law, rule or regulation of a jurisdiction outside the United States, (ii) any and all written agreements and representations by the Participant with respect to the disposition of shares, or with respect to any other matter, which the Committee may deem necessary or desirable to comply with the terms of any such listing, registration or qualification, or to obtain an exemption from the requirement that any such listing, registration or qualification be made, (iii) any and all other consents, clearances and approvals in respect of a plan action by any governmental or other regulatory body or any stock exchange or self-regulatory agency, and (iv) any and all consents or authorizations required to comply with, or required to be obtained under, applicable local law or otherwise required by the Board. Nothing herein shall require the Company to list, register or qualify the shares of Common Stock on any securities exchange.

         (l) SECTION 83(B) ELECTION. No election under Section 83(b) of the Code (relating to the inclusion of gross income in the year of transfer the amounts specified in such Code section) or under a similar provision of the law of a jurisdiction outside the United States may be made unless expressly permitted by the terms of the Award or by action of the Board in writing prior to the making of such election. If a Participant, in connection with the acquisition of shares of Common Stock under the Plan or otherwise, is expressly permitted under the terms of the Award or by such Board action to make any such election and the Participant makes the election, the Participant shall notify the Board of such election within 10 days of filing notice of the election with the Internal Revenue Service or other governmental authority, in addition to any filing or notification required pursuant to the regulations issued under Section 83(b) of the Code or other applicable provision.

         (m) ABSENCE OF THIRD-PARTY BENEFICIARY RIGHTS. Unless expressly provided in the Plan or any Award, no provision of the Plan or any Award is intended, nor will be interpreted, to provide or create any third-party beneficiary rights or any other rights of any kind in any client, customer, affiliate, officer, director, shareholder, employee, partner of any party hereto or any other person or entity, and, except as so provided, all provisions hereof and thereof will be solely between the parties to the Plan and any Award.

         (n) PROVISIONS FOR FOREIGN PARTICIPANTS. The Board may modify the terms and conditions of Awards granted to Participants who are foreign nationals or employed outside the United States, establish sub-plans under the Plan, or adopt such modifications or procedures as the Board may determine to be necessary or advisable, to recognize differences in laws, rules, regulations or customs of such foreign jurisdictions with respect to tax, securities, currency, employee benefit, accounting or other matters.

         (o) LIABILITY OF THE COMPANY. The Company and any affiliate that is in existence or hereafter comes into existence shall not be liable to a Participant or other persons as to: (i) the non-issuance or sale of shares of Common Stock as to which the Company has been unable to obtain approval from any regulatory body having jurisdiction deemed by the Company's counsel to be necessary to the lawful issuance and sale of any shares of Common Stock hereunder, and (ii) any tax consequence expected, but not realized, by any Participant or other person due to the receipt, exercise or settlement of any Option, SAR or other Award granted hereunder.

         (p) GOVERNING LAW. This Plan and any Award shall be governed by and construed in accordance with the laws of the State of Minnesota, without regard to the laws that might otherwise govern under applicable principles of conflicts of laws thereof.